FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
dollars in thousands, except per-share data and percentages
	Three Months Ended
	March 31	December 31	September 30	June 30	March 31
	2018	2017	2017	2017	2017
Ending Balances
Investments	$2,592,823	$2,547,956	$2,561,516	$2,488,699	$2,506,017
Loans, net of unearned income	15,696,284	15,768,247	15,486,899	15,346,617	14,963,177
Total assets	19,948,941	20,036,905	20,062,860	19,647,435	19,178,576
Deposits	15,477,103	15,797,532	16,141,780	15,357,361	15,090,344
Shareholders' equity	2,235,493	2,229,857	2,225,786	2,191,770	2,154,683

Average Balances
Investments	$2,556,986	$2,566,337	$2,523,758	$2,488,684	$2,528,061
Loans, net of unearned income	15,661,032	15,560,185	15,392,067	15,127,205	14,857,562
Total assets	19,876,093	20,072,579	19,872,726	19,300,975	19,060,857
Deposits	15,420,312	16,056,789	15,875,469	15,089,104	14,886,327
Shareholders' equity	2,224,615	2,237,031	2,215,389	2,181,189	2,140,547

Income Statement
Net interest income	$151,318	$149,413	$146,809	$141,563	$137,579
Provision for credit losses	3,970	6,730	5,075	6,700	4,800
Non-interest income	45,875	56,956	51,974	52,371	46,673
Non-interest expense	136,661	138,452	132,157	132,695	122,275
Income before taxes	56,562	61,187	61,551	54,539	57,177
Net income	49,480	34,001	48,905	45,467	43,380
Pre-provision net revenue	62,150	69,361	65,532	62,954	61,869

Per Share
Net income (basic)	$0.28	$0.19	$0.28	$0.26	$0.25
Net income (diluted)	0.28	0.19	0.28	0.26	0.25
Cash dividends	0.12	0.14	0.11	0.11	0.11
Tangible common equity	9.71	9.70	9.68	9.50	9.31
Weighted average shares (basic)	175,303	175,132	174,991	174,597	174,150
Weighted average shares (diluted)	176,568	176,374	176,216	175,532	175,577

Asset Quality
Net charge-offs to average loans (annualized)	0.10%	0.14%	0.14%	0.11%	0.09%
Non-accrual loans to total loans	0.78%	0.79%	0.80%	0.80%	0.78%
Non-performing loans to total loans	0.86%	0.85%	0.88%	0.88%	0.88%
Non-performing assets to total loans and other real estate owned	0.93%	0.92%	0.95%	0.96%	0.96%
Non-performing assets to total assets	0.73%	0.72%	0.73%	0.75%	0.75%
Allowance for credit losses to loans outstanding	1.12%	1.12%	1.13%	1.14%	1.15%
Allowance for credit losses to non-performing loans	130.73%	130.67%	128.05%	128.92%	131.26%
Non-performing assets to tangible shareholders' equity and allowance for credit losses(1)	7.73%	7.71%	7.87%	8.02%	7.99%
Total delinquency rate	1.19%	1.24%	1.28%	1.20%	1.23%

Profitability
Return on average assets	1.01%	0.67%	0.98%	0.94%	0.92%
Return on average shareholders' equity	9.02%	6.03%	8.76%	8.36%	8.22%
Return on average shareholders' equity (tangible)(1)	11.85%	7.91%	11.52%	11.06%	10.93%
Net interest margin	3.35%	3.29%	3.27%	3.29%	3.26%
Efficiency ratio(1)	67.48%	64.24%	64.30%	65.33%	64.23%

Capital Ratios
Tangible common equity ratio(1)	8.78%	8.71%	8.67%	8.68%	8.70%
Tier 1 leverage ratio(2)	9.20%	8.93%	8.97%	9.06%	9.02%
Common equity Tier 1 capital ratio(2)	10.70%	10.38%	10.42%	10.25%	10.43%
Tier 1 capital ratio(2)	10.70%	10.38%	10.42%	10.25%	10.43%
Total risk-based capital ratio(2)	13.30%	13.02%	13.09%	12.95%	13.18%

Financial information, as adjusted (3)
Net income		$49,635
Net income per share, diluted		$0.28
Return on average assets		0.98%
Return on average shareholders' equity		8.80%
Return on average shareholders' equity (tangible)		11.55%

(1) Please refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.
(2) Regulatory capital ratios as of March 31, 2018 are preliminary and remaining periods are actual.
(3)Excluding the re-measurement of net deferred tax assets of $15.6 million, which is considered a Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the page titled “Reconciliation of Non-GAAP Measures" at the end of this document.

Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2018	2017	2017	2017	2017	2017	2017
ASSETS
Cash and due from banks	$100,151	$108,291	$99,803	$94,938	$93,844	(7.5)%	6.7%
Other interest-earning assets	267,806	354,566	645,796	392,842	350,387	(24.5)%	(23.6)%
Loans held for sale	23,450	31,530	23,049	62,354	24,783	(25.6)%	(5.4)%
Investment securities	2,592,823	2,547,956	2,561,516	2,488,699	2,506,017	1.8%	3.5%
Loans, net of unearned income	15,696,284	15,768,247	15,486,899	15,346,617	14,963,177	(0.5)%	4.9%
Allowance for loan losses	(163,217)	(169,910)	(172,245)	(172,342)	(170,076)	(3.9)%	(4.0)%
Net loans	15,533,067	15,598,337	15,314,654	15,174,275	14,793,101	(0.4)%	5.0%
Premises and equipment	230,313	222,802	221,551	217,558	216,171	3.4%	6.5%
Accrued interest receivable	53,060	52,910	50,082	47,603	46,355	0.3%	14.5%
Goodwill and intangible assets	531,556	531,556	531,556	531,556	531,556	—%	—%
Other assets	616,715	588,957	614,853	637,610	616,362	4.7%	0.1%
Total Assets	$19,948,941	$20,036,905	$20,062,860	$19,647,435	$19,178,576	(0.4)%	4.0%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$15,477,103	$15,797,532	$16,141,780	$15,357,361	$15,090,344	(2.0)%	2.6%
Short-term borrowings	937,852	617,524	298,751	694,859	453,317	51.9%	106.9%
Other liabilities	359,994	353,646	358,384	365,484	342,323	1.8%	5.2%
FHLB advances and long-term debt	938,499	1,038,346	1,038,159	1,037,961	1,137,909	(9.6)%	(17.5)%
Total Liabilities	17,713,448	17,807,048	17,837,074	17,455,665	17,023,893	(0.5)%	4.1%
Shareholders' equity	2,235,493	2,229,857	2,225,786	2,191,770	2,154,683	0.3%	3.8%
Total Liabilities and Shareholders' Equity	$19,948,941	$20,036,905	$20,062,860	$19,647,435	$19,178,576	(0.4)%	4.0%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,332,508	$6,364,804	$6,275,140	$6,262,008	$6,118,533	(0.5)%	3.5%
Commercial - industrial, financial and agricultural	4,299,072	4,300,297	4,223,075	4,245,849	4,167,809	—%	3.1%
Real estate - residential mortgage	1,976,524	1,954,711	1,887,907	1,784,712	1,665,142	1.1%	18.7%
Real estate - home equity	1,514,241	1,559,719	1,567,473	1,579,739	1,595,901	(2.9)%	(5.1)%
Real estate - construction	976,131	1,006,935	973,108	938,900	882,983	(3.1)%	10.5%
Consumer	326,766	313,783	302,448	283,156	288,826	4.1%	13.1%
Leasing and other	271,042	267,998	257,748	252,253	243,983	1.1%	11.1%
Total Loans, net of unearned income	$15,696,284	$15,768,247	$15,486,899	$15,346,617	$14,963,177	(0.5)%	4.9%
Deposits, by type:
Noninterest-bearing demand	$4,291,821	$4,437,294	$4,363,915	$4,574,619	$4,417,733	(3.3)%	(2.9)%
Interest-bearing demand	3,984,423	4,018,107	4,119,419	3,650,204	3,702,663	(0.8)%	7.6%
Savings and money market accounts	4,487,277	4,586,746	4,790,985	4,386,128	4,251,574	(2.2)%	5.5%
Total demand and savings	12,763,521	13,042,147	13,274,319	12,610,951	12,371,970	(2.1)%	3.2%
Brokered deposits	64,195	90,473	109,936	—	—	(29.0)%	—%
Time deposits	2,649,387	2,664,912	2,757,525	2,746,410	2,718,374	(0.6)%	(2.5)%
Total Deposits	$15,477,103	$15,797,532	$16,141,780	$15,357,361	$15,090,344	(2.0)%	2.6%
Short-term borrowings, by type:
Customer repurchase agreements	$165,186	$172,017	$185,945	$174,224	$181,170	(4.0)%	(8.8)%
Customer short-term promissory notes	342,666	225,507	106,994	74,366	87,726	52.0%	N/M
Short-term FHLB advances	35,000	—	—	240,000	130,000	—%	(73.1)%
Federal funds purchased	395,000	220,000	5,812	206,269	54,421	79.5%	N/M
Total Short-term Borrowings	$937,852	$617,524	$298,751	$694,859	$453,317	51.9%	106.9%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands
	Three Months Ended					% Change from
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2018	2017	2017	2017	2017	2017	2016
Interest Income:
Interest income	$177,687	$174,987	$171,511	$163,881	$158,487	1.5%	12.1%
Interest expense	26,369	25,574	24,702	22,318	20,908	3.1%	26.1%
Net Interest Income	151,318	149,413	146,809	141,563	137,579	1.3%	10.0%
Provision for credit losses	3,970	6,730	5,075	6,700	4,800	(41.0)%	(17.3)%
Net Interest Income after Provision	147,348	142,683	141,734	134,863	132,779	3.3%	11.0%
Non-Interest Income:
Other service charges and fees:
Merchant fees	4,115	4,308	4,398	4,531	3,607	(4.5)%	14.1%
Debit card income	2,817	3,526	2,830	2,884	2,665	(20.1)%	5.7%
Commercial loan interest rate swap fees	1,291	2,914	1,954	3,768	3,058	(55.7)%	(57.8)%
Letter of credit fees	992	1,037	1,056	1,109	1,200	(4.3)%	(17.3)%
Foreign exchange income	533	510	470	446	334	4.5%	59.6%
Other	1,671	1,534	1,543	1,604	1,573	8.9%	6.2%
Total	11,419	13,829	12,251	14,342	12,437	(17.4)%	(8.2)%
Service charges on deposit accounts:
Overdraft fees	5,145	5,609	5,844	5,648	5,469	(8.3)%	(5.9)%
Cash management fees	4,317	3,669	3,624	3,614	3,537	17.7%	22.1%
Other	2,500	3,392	3,554	3,652	3,394	(26.3)%	(26.3)%
Total	11,962	12,670	13,022	12,914	12,400	(5.6)%	(3.5)%
Investment management and trust services	12,871	13,152	12,157	12,132	11,808	(2.1)%	9.0%
Mortgage banking income	4,193	4,386	4,805	6,141	4,596	(4.4)%	(8.8)%
Other:
Credit card income	2,816	2,778	2,829	2,666	2,648	1.4%	6.3%
Small business administration lending income	357	1,355	565	1,163	429	(73.7)%	(16.8)%
Other income	2,238	6,854	1,748	1,577	1,249	(67.3)%	79.2%
Total	5,411	10,987	5,142	5,406	4,326	(50.8)%	25.1%
Non-Interest Income before Investment Securities Gains	45,856	55,024	47,377	50,935	45,567	(16.7)%	0.6%
Investment securities gains	19	1,932	4,597	1,436	1,106	(99.0)%	(98.3)%
Total Non-Interest Income	45,875	56,956	51,974	52,371	46,673	(19.5)%	(1.7)%
Non-Interest Expense:
Salaries and employee benefits	75,768	73,504	72,894	74,496	69,236	3.1%	9.4%
Net occupancy expense	13,632	12,549	12,180	12,316	12,663	8.6%	7.7%
Data processing and software	10,473	10,401	10,301	9,054	8,979	0.7%	16.6%
Other outside services	8,124	7,665	6,582	7,708	5,546	6.0%	46.5%
Professional fees	4,816	3,632	3,388	2,931	2,737	32.6%	76.0%
Equipment expense	3,534	3,244	3,298	3,034	3,359	8.9%	5.2%
FDIC insurance expense	2,953	3,618	3,007	2,366	2,058	(18.4)%	43.5%
Marketing	2,250	1,725	2,089	2,234	1,986	30.4%	13.3%
Amortization of tax credit investments	1,637	3,376	3,503	3,151	998	(51.5)%	64.0%
Other	13,474	18,738	14,915	15,405	14,713	(28.1)%	(8.4)%
Total Non-Interest Expense	136,661	138,452	132,157	132,695	122,275	(1.3)%	11.8%
Income Before Income Taxes	56,562	61,187	61,551	54,539	57,177	(7.6)%	(1.1)%
Income tax expense	7,082	27,186	12,646	9,072	13,797	(73.9)%	(48.7)%
Net Income	$49,480	$34,001	$48,905	$45,467	$43,380	45.5%	14.1%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	March 31, 2018			December 31, 2017			March 31, 2017
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$15,661,032	$162,262	4.19%	$15,560,185	$162,050	4.14%	$14,857,562	$146,650	4.00%
Taxable investment securities	2,198,838	13,193	2.40%	2,177,833	12,218	2.24%	2,145,656	11,914	2.22%
Tax-exempt investment securities	412,830	3,753	3.64%	411,398	4,526	4.40%	403,856	4,383	4.34%
Equity securities	509	5	3.93%	2,219	33	5.91%	11,740	176	6.08%
Total Investment Securities	2,612,177	16,951	2.60%	2,591,450	16,777	2.59%	2,561,252	16,473	2.57%
Loans held for sale	20,015	216	4.31%	21,874	245	4.48%	15,857	187	4.72%
Other interest-earning assets	302,783	1,172	1.55%	571,981	1,755	1.22%	312,295	842	1.08%
Total Interest-earning Assets	18,596,007	180,601	3.93%	18,745,490	180,827	3.83%	17,746,966	164,152	3.74%
Noninterest-earning assets:
Cash and due from banks	105,733			112,958			116,529
Premises and equipment	230,247			223,698			217,875
Other assets	1,113,326			1,163,686			1,149,621
Less: allowance for loan losses	(169,220)			(173,253)			(170,134)
Total Assets	$19,876,093			$20,072,579			$19,060,857
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,958,894	$4,004	0.41%	$4,037,879	$4,111	0.40%	$3,650,931	$2,239	0.25%
Savings deposits	4,494,445	4,367	0.39%	4,752,337	4,594	0.38%	4,194,216	2,211	0.21%
Brokered deposits	74,026	276	1.51%	105,135	336	1.27%	—	—	—%
Time deposits	2,646,779	7,803	1.20%	2,706,982	8,041	1.18%	2,739,453	7,351	1.09%
Total Interest-bearing Deposits	11,174,144	16,450	0.60%	11,602,333	17,082	0.58%	10,584,600	11,801	0.45%
Short-term borrowings	896,839	2,041	0.91%	391,284	372	0.38%	712,497	855	0.48%
FHLB advances and long-term debt	987,315	7,878	3.21%	1,038,257	8,120	3.12%	990,044	8,252	3.35%
Total Interest-bearing Liabilities	13,058,298	26,369	0.82%	13,031,874	25,574	0.78%	12,287,141	20,908	0.69%
Noninterest-bearing liabilities:
Demand deposits	4,246,168			4,454,456			4,301,727
Other	347,012			349,218			331,442
Total Liabilities	17,651,478			17,835,548			16,920,310
Shareholders' equity	2,224,615			2,237,031			2,140,547
Total Liabilities and Shareholders' Equity	$19,876,093			$20,072,579			$19,060,857
Net interest income/net interest margin (fully taxable equivalent)		154,232	3.35%		155,253	3.29%		143,244	3.26%
Tax equivalent adjustment		(2,914)			(5,840)			(5,665)
Net interest income		$151,318			$149,413			$137,579

(1) Three months ended March 31, 2018 presented on a fully taxable-equivalent basis using a 21% Federal tax rate and statutory interest expense disallowances. Prior periods are presented on a fully taxable-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.62%, 0.58% and 0.51% for the three months ended March 31, 2018, December 31, 2017 and March 31, 2017, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2018	2017	2017	2016	2017	2017	2017
Loans, by type:
Real estate - commercial mortgage	$6,305,821	$6,232,674	$6,208,630	$6,163,844	$6,039,140	1.2%	4.4%
Commercial - industrial, financial and agricultural	4,288,634	4,263,199	4,257,075	4,221,025	4,205,070	0.6%	2.0%
Real estate - residential mortgage	1,958,505	1,926,067	1,841,559	1,707,929	1,637,669	1.7%	19.6%
Real estate - home equity	1,538,974	1,560,713	1,569,898	1,587,680	1,613,249	(1.4)%	(4.6)%
Real estate - construction	984,242	1,004,166	943,029	897,321	840,966	(2.0)%	17.0%
Consumer	315,927	312,320	318,546	300,967	284,352	1.2%	11.1%
Leasing and other	268,930	261,046	253,330	248,439	237,114	3.0%	13.4%
Total Loans, net of unearned income	$15,661,032	$15,560,185	$15,392,067	$15,127,205	$14,857,562	0.6%	5.4%
Deposits, by type:
Noninterest-bearing demand	$4,246,168	$4,454,456	$4,494,897	$4,387,517	$4,301,727	(4.7)%	(1.3)%
Interest-bearing demand	3,958,894	4,037,879	3,943,118	3,690,059	3,650,931	(2.0)%	8.4%
Savings and money market accounts	4,494,445	4,752,337	4,603,155	4,315,495	4,194,216	(5.4)%	7.2%
Total demand and savings	12,699,507	13,244,672	13,041,170	12,393,071	12,146,874	(4.1)%	4.5%
Brokered deposits	74,026	105,135	89,767	—	—	(29.6)%	100.0%
Time deposits	2,646,779	2,706,982	2,744,532	2,696,033	2,739,453	(2.2)%	(3.4)%
Total Deposits	$15,420,312	$16,056,789	$15,875,469	$15,089,104	$14,886,327	(4.0)%	3.6%
Short-term borrowings, by type:
Customer repurchase agreements	$175,292	$179,948	$176,415	$199,657	$199,403	(2.6)%	(12.1)%
Customer short-term promissory notes	308,725	195,951	80,147	77,554	79,985	57.6%	N/M
Federal funds purchased	379,822	15,374	90,453	242,375	308,220	N/M	23.2%
Short-term FHLB advances and other borrowings	33,000	11	55,326	113,516	124,889	N/M	(73.6)%
Total Short-term Borrowings	$896,839	$391,284	$402,341	$633,102	$712,497	129.2%	25.9%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2018	2017	2017	2017	2017
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$176,084	$174,749	$174,998	$172,647	$171,325
Loans charged off:
Commercial - industrial, financial and agricultural	(4,005)	(5,473)	(2,714)	(5,353)	(5,527)
Consumer and home equity	(1,300)	(1,071)	(920)	(1,022)	(1,554)
Real estate - commercial mortgage	(267)	(220)	(483)	(242)	(1,224)
Real estate - residential mortgage	(162)	(152)	(195)	(124)	(216)
Real estate - construction	(158)	—	(2,744)	(774)	(247)
Leasing and other	(505)	(457)	(739)	(1,200)	(639)
Total loans charged off	(6,397)	(7,373)	(7,795)	(8,715)	(9,407)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	1,075	941	665	1,974	4,191
Consumer and home equity	385	466	445	685	373
Real estate - commercial mortgage	279	178	106	934	450
Real estate - residential mortgage	107	186	219	151	230
Real estate - construction	306	32	629	373	548
Leasing and other	210	175	407	249	137
Recoveries of loans previously charged off	2,362	1,978	2,471	4,366	5,929
Net loans recovered charged off	(4,035)	(5,395)	(5,324)	(4,349)	(3,478)
Provision for credit losses	3,970	6,730	5,075	6,700	4,800
Balance at end of period	$176,019	$176,084	$174,749	$174,998	$172,647
Net charge-offs to average loans (annualized)	0.10%	0.14%	0.14%	0.11%	0.09%
NON-PERFORMING ASSETS:
Non-accrual loans	$122,966	$124,749	$123,345	$122,600	$117,264
Loans 90 days past due and accruing	11,676	10,010	13,124	13,143	14,268
Total non-performing loans	134,642	134,759	136,469	135,743	131,532
Other real estate owned	10,744	9,823	10,542	11,432	11,906
Total non-performing assets	$145,386	$144,582	$147,011	$147,175	$143,438
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$54,915	$54,309	$54,209	$51,320	$43,826
Real estate - commercial mortgage	36,183	35,446	34,650	32,576	36,713
Real estate - residential mortgage	20,169	20,972	21,643	21,846	23,597
Real estate - construction	10,931	12,197	13,415	16,564	13,550
Consumer and home equity	12,272	11,803	12,472	13,156	13,408
Leasing	172	32	80	281	438
Total non-performing loans	$134,642	$134,759	$136,469	$135,743	$131,532

TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$25,602	$26,016	$26,193	$26,368	$27,033
Real-estate - commercial mortgage	18,181	13,959	14,439	13,772	15,237
Consumer and home equity	16,091	15,584	14,822	12,064	9,638
Commercial - industrial, financial and agricultural	11,740	10,820	7,512	8,086	7,441
Real estate - construction	—	—	169	1,475	273
Total accruing TDRs	$71,614	$66,379	$63,135	$61,765	$59,622
Non-accrual TDRs (1)	24,897	29,051	28,742	29,373	27,220
Total TDRs	$96,511	$95,430	$91,877	$91,138	$86,842
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:	Total Delinquency %
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2018	2017	2017	2017	2017

Real estate - commercial mortgage	0.77%	0.77%	0.75%	0.66%	0.78%
Commercial - industrial, financial and agricultural	1.48%	1.50%	1.54%	1.43%	1.25%
Real estate - construction	1.12%	1.32%	1.50%	1.82%	1.99%
Real estate - residential mortgage	1.91%	2.04%	2.25%	2.08%	2.44%
Consumer, home equity, leasing and other	1.20%	1.37%	1.38%	1.34%	1.22%
Total	1.19%	1.24%	1.28%	1.20%	1.23%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2018	2017	2017	2017	2017
Shareholders' equity (tangible), per share
Shareholders' equity	$2,235,493	$2,229,857	$2,225,786	$2,191,770	$2,154,683
Less: Goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,703,937	$1,698,301	$1,694,230	$1,660,214	$1,623,127

Shares outstanding, end of period (denominator)	175,404	175,170	175,057	174,740	174,343

Shareholders' equity (tangible), per share	$9.71	$9.70	$9.68	$9.50	$9.31

Return on average shareholders' equity (tangible)
Net income (numerator)	$49,480	$34,001	$48,905	$45,467	$43,380

Average shareholders' equity	$2,224,615	$2,237,031	$2,215,389	$2,181,189	$2,140,547
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$1,693,059	$1,705,475	$1,683,833	$1,649,633	$1,608,991

Return on average shareholders' equity (tangible), annualized	11.85%	7.91%	11.52%	11.06%	10.93%

Tangible Common Equity to Tangible Assets (TCE Ratio)
Shareholders' equity	2,235,493	2,229,857	2,225,786	2,191,770	2,154,683
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	1,703,937	1,698,301	1,694,230	1,660,214	1,623,127

Total assets	19,948,941	20,036,905	20,062,860	19,647,435	19,178,576
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Total tangible assets (denominator)	19,417,385	19,505,349	19,531,304	19,115,879	18,647,020

Tangible Common Equity to Tangible Assets	8.78%	8.71%	8.67%	8.68%	8.70%

Efficiency ratio
Non-interest expense	$136,661	$138,452	$132,157	$132,695	$122,275
Less: Amortization on tax credit investments	(1,637)	(3,376)	(3,503)	(3,151)	(998)
Non-interest expense (numerator)	$135,024	$135,076	$128,654	$129,544	$121,277

Net interest income (fully taxable equivalent)	$154,232	$155,253	$152,721	$147,349	$143,243
Plus: Total Non-interest income	45,875	56,956	51,974	52,371	46,673
Less: Investment securities gains	(19)	(1,932)	(4,597)	(1,436)	(1,106)
Net interest income (denominator)	$200,088	$210,277	$200,098	$198,284	$188,810

Efficiency ratio	67.48%	64.24%	64.30%	65.33%	64.23%

Non-performing assets to tangible shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$145,386	$144,582	$147,011	$147,175	$143,438

Tangible shareholders' equity	$1,703,937	$1,698,301	1,694,230	1,660,214	$1,623,127
Plus: Allowance for credit losses	176,019	176,084	174,749	174,998	172,647
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,879,956	$1,874,385	$1,868,979	$1,835,212	$1,795,774

Non-performing assets to tangible shareholders' equity and allowance for credit losses	7.73%	7.71%	7.87%	8.02%	7.99%

Pre-provision net revenue
Net interest income	$151,318	$149,413	$146,809	$141,563	$137,579
Non-interest income	45,875	56,956	51,974	52,371	46,673
Less: Investment securities gains	(19)	(1,932)	(4,597)	(1,436)	(1,106)
Total revenue	$197,174	$204,437	$194,186	$192,498	$183,146

Non-interest expense	$136,661	$138,452	$132,157	$132,695	$122,275
Less: Amortization on tax credit investments	(1,637)	(3,376)	(3,503)	(3,151)	(998)
Total non-interest expense	$135,024	$135,076	$128,654	$129,544	$121,277

Pre-provision net revenue	$62,150	$69,361	$65,532	$62,954	$61,869

Reconciliation of Net Income; Net Income per share, diluted; and Selected Financial Ratios, adjusted to exclude the Tax Charge recognized in the fourth quarter of 2017 related to the re-measurement of net deferred tax assets:

Net income and Net income per share, diluted
Net income		$34,001
Plus: Re-measurement of net deferred tax assets		15,634
Net Income, adjusted (numerator)		$49,635

Weighted average shares (diluted)		176,374

Net income per share, diluted		$0.28

Return on average assets
Net income		$34,001
Plus: Re-measurement of net deferred tax assets		15,634
Net Income, adjusted (numerator)		$49,635

Average assets (denominator)		$20,072,579

Return on average assets, annualized		0.98%

Return on average shareholders' equity
Net income		$34,001
Plus: Re-measurement of net deferred tax assets		15,634
Net Income, adjusted (numerator)		$49,635

Average shareholders' equity (denominator)		$2,237,031

Return on average shareholders' equity, annualized		8.80%

Return on average shareholders' equity (tangible)
Net Income, as reported		$34,001
Plus: Re-measurement of net deferred tax assets		15,634
Net Income, adjusted (numerator)		$49,635

Average shareholders' equity		$2,237,031
Less: Average goodwill and intangible assets		(531,556)
Average tangible shareholders' equity (denominator)		$1,705,475

Return on average shareholders' equity (tangible), annualized		11.55%